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                      TERMS AND CONDITIONS OF STOCK OPTIONS

                                GRANTED UNDER THE

                   LIGHTBRIDGE, INC. 2004 STOCK INCENTIVE PLAN

      These terms and conditions shall apply to all Options granted by Lightbridge, Inc., a Delaware corporation (hereinafter together with its subsidiaries, where the context permits, referred to as the "Company"), under its 2004 Stock Incentive Plan , as amended from time to time (the "Plan"), unless otherwise specified in the written notice of option grant (the "Notice of Grant") delivered by the Company to the grantee of an Option (a "Holder"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan.

      Section 1. GRANT OF OPTION. Each Option shall be evidenced by a Notice of Grant, which may be in electronic form and may be electronically acknowledged and accepted by the recipient, and shall give the Holder the right and option to purchase from the Company shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"). The Notice of Grant shall set forth with respect to the subject Option (i) its expiration date, (ii) its exercise price per share, (iii) the maximum number of shares that the Holder may purchase upon exercise thereof, and (iv) the vesting schedule. The Notice of Grant may also contain other terms and conditions applicable to the Option, and in the event of any conflict or inconsistency between these terms and conditions and the terms contained in any Notice of Grant, the latter shall prevail. The right to purchase shares under any Option shall be cumulative.

      Each Option is and shall be subject in every respect to the provisions of the Plan, which is incorporated herein by reference and made a part hereof. In the event of any conflict or inconsistency between the terms hereof or of any Notice of Grant and those of the Plan, the terms of the Plan shall prevail.

      If an Option is granted to a person who is an employee of the Company or an Affiliate, it shall be deemed to be an Incentive Stock Option to the extent that it otherwise qualifies as such under applicable law. Any portion of such an Option that does not so qualify, and any Option granted to any other Eligible Person, shall be a Non-Statutory Stock Option.

      Section 2. EXERCISE OF OPTION. An Option shall be exercised by the delivery of written notice to the Company (the "Notice") setting forth the number of shares with respect to which the Option is to be exercised and the address to which the certificates for such shares are to be mailed or otherwise delivered, together with:

            (i) cash or check payable to the order of the Company for an amount equal to the option price for the number of shares specified in the Notice; or

            (ii) with the consent of the Committee, shares of Common Stock of the Company that (a) either have been purchased by the Holder on the open market, or have been beneficially owned by the Holder for a period of at least six (6) months and are not then

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      subject to restriction under any Company plan ("Mature Shares"), and (b)
      have a Fair Market Value on the date of surrender equal to the option price for the shares as to which the Option is being exercised; or

            (iii) if the Common Stock is registered under the Exchange Act at the time of exercise, by delivery to the Company of a properly executed Notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company in an amount equal the option price for the shares as to which the Option is being exercised; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer); provided further that the Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

            (iv) with the consent of the Committee, by reducing the number of Option shares otherwise issuable to the Holder upon exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to the option price for the shares as to which the Option is being exercised; provided, however, that the Holder otherwise holds an equal number of Mature Shares; or

            (v) with the consent of the Committee, a combination of (i) through
      (iv).

      Section 3. CONDITIONS AND LIMITATIONS. The Company, in its discretion, may file a registration statement on Form S-8 under the Securities Act of 1933 to register shares of Common Stock reserved for issuance under the Plan. At any time at which such a registration statement is not in effect, it shall be an additional condition precedent to any exercise of an Option that the Holder shall deliver to the Company a customary "investment letter" satisfactory to the Company and its counsel in which, among other things, the Holder shall state that the Holder is purchasing the shares for investment and acknowledges that they are not freely transferable except in compliance with state and federal securities laws.

      Section 4. DELIVERY OF SHARES. Within a reasonable time after receipt by the Company of the Notice and payment for any shares to be purchased under an Option and, if required as a condition to exercise, the investment letter described in Section 3, the Company will deliver or cause to be delivered to the Holder (or if any other individual or individuals are exercising the Option, to such individual or individuals) at the address specified in the Notice a certificate or certificates for the number of shares with respect to which the Option is then being exercised, registered in the name or names of the individual or individuals exercising the Option, either alone or jointly with another person or persons with rights of survivorship, as the individual or individuals exercising the Option shall prescribe in writing to the Company at or prior to such purchase; provided, however, that if any law or regulation or order of the SEC or other body having jurisdiction in the premises shall require the Company or the Holder (or the individual or individuals exercising the Option) to take any action in connection with the shares then being

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purchased, the date for the delivery of the certificates for such shares shall be extended for the period necessary to take and complete such action, it being understood that the Company shall have no obligation to take and complete any such action. The Company may imprint upon such certificate such legends referencing stock transfer restrictions which counsel for the Company considers appropriate. Delivery by the Company of the certificates for such shares shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Holder, at the address specified in the Notice.

      Section 5. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The existence of any Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock, or any issuance of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      If the Company shall effect a stock dividend, stock split or similar change in capitalization affecting the shares of Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then the number, class, and price per share of shares of Common Stock subject to each Option shall be appropriately adjusted in such a manner as to entitle the Holder to receive upon exercise of the Option, for the same aggregate cash consideration, the same total number and class of shares as the Holder would have received as a result of the event requiring the adjustment had the Holder exercised the Option in full immediately prior to such event.

      Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon the conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason therefor shall be made with respect to, the number or price of shares of Common Stock then subject to any Option.

      Section 6. EFFECT OF CERTAIN TRANSACTIONS. After a merger of one or more corporations with or into the Company or after a consolidation of the Company and one or more corporations in which the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, a Holder shall, at no additional cost, be entitled upon exercise of an Option to receive in lieu of the shares of Common Stock as to which the Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Common Stock) to which the Holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Holder had been the

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holder of record of a number of shares of Common Stock equal to the number of shares for which the Option shall be so exercised.

      If a Change in Control occurs while an Option remains outstanding, then fifty percent (50%) of any remaining unvested shares purchasable under such Option after the effective date of a Change in Control will be deemed vested in accordance with the terms hereof, and, subject to the provisions of clause (iii) in the immediately following paragraph, the remaining fifty percent (50%) shall continue to vest in accordance with the terms of such Option. The acceleration required under this paragraph shall not be deemed to limit the authority of the Committee to take the actions set forth in the immediately following paragraph.

      Upon the occurrence of a Change of Control while an Option remains outstanding, then (i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, the Holder of the Option shall be entitled, upon exercise of the Option, to receive, in lieu of the shares of Common Stock as to which the Option was exercisable immediately prior to the Change of Control, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Common Stock) to which the Holder would have been entitled pursuant to the terms of the Change of Control if, immediately prior to the Change of Control, the Holder had been the holder of a number of shares of Common Stock equal to the number of shares as to which the Option shall be so exercised; (ii) the Committee may accelerate, fully or in part, the time for exercise of the Option so that, from and after a date prior to the effective date of the Change of Control specified by the Committee, the Option shall be exercisable to the extent determined by the Committee; or (iii) the Option may be canceled by the Committee as of the effective date of the Change of Control, provided that (x) prior written notice of such cancellation shall be given to the Holder and (y) the Holder shall have the right to exercise the Option for a period of up to ninety (90) days after the effective date of the Change in Control to the extent that the same is then exercisable including as provided in the immediately preceding paragraph or, if the Committee shall have accelerated the time for exercise of the Option pursuant to clause (ii) above, in full during the thirty (30) day period preceding the effective date of the Change of Control.

      Section 7. RIGHTS OF HOLDER. No person shall, by virtue of the granting of an Option, be deemed to be a holder of any shares purchasable under the Option or to be entitled to the rights or privileges of a holder of such shares unless and until the Option has been exercised with respect to such shares and they have been issued pursuant to that exercise of the Option.

      The Company shall, at all times while any portion of any Option is outstanding, reserve and keep available, out of shares of its authorized and unissued stock or reacquired shares, a sufficient number of shares of its Common Stock to satisfy the requirements of the Option; shall comply with the terms of the Option promptly upon exercise of the option rights; and shall pay all fees or expenses necessarily incurred by the Company in connection with the issuance and delivery of shares pursuant to the exercise of the Option.

      Section 8. TRANSFER AND TERMINATION. No Option is transferable by the Holder otherwise than by will or under the laws of descent and distribution. The granting of an Option shall not impose upon the Company any obligation to retain or to continue to retain the services

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of the Holder in any capacity. The right of the Company to terminate the services of the Holder shall not be diminished or affected by reason of the fact that an Option has been granted to such Holder.

      An Option shall terminate in all respects, and all rights and options to purchase shares thereunder shall terminate, upon the expiration date set forth in the Notice of Grant. Each Option is exercisable, during the Holder's lifetime, only by the Holder, and by the Holder only while the Holder is serving as an Eligible Person, except as follows:

            (i) If the Holder ceases to serve as an Eligible Person by reason of death before the expiration date of the Option, the Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the Holder for a period of one (1) year after the date of death, or until the expiration of the stated term of the Option, if earlier.

            (ii) If the Holder ceases to serve as an Eligible Person by reason of Disability before the expiration date of the Option, the Holder shall have the right to exercise the Option, to the extent exercisable at the date of such cessation of service, for a period of one (1) year after the date of such cessation of service, or until the expiration of the stated term of the Option, if earlier.

            (iii) If the Holder ceases to serve as an Eligible Person by reason of Normal Retirement before the expiration date of the Option, the Holder shall have the right to exercise the Option, to the extent exercisable at the date of such cessation of service, for a period of ninety (90) days after the date of such cessation of service, or until the expiration of the stated term of the Option, if earlier.

            (iv) If the Holder ceases to serve as an Eligible Person for any reason other than death, Disability, or Normal Retirement before the expiration date of the Option, the Holder shall have the right to exercise the Option, to the extent exercisable at the date of such cessation of service, for a period of ninety (90) days after the date of such cessation of service, or until the expiration of the stated term of the Option, if earlier.

      Section 9. NOTIFICATION OF DISQUALIFYING DISPOSITION. If an Option qualifies as an Incentive Stock Option, in whole or in part, the Holder shall notify the Company in writing immediately after making a Disqualifying Disposition, as defined below, of any shares of Common Stock received pursuant to the exercise of the Option. The Holder shall also provide the Company with any information that the Company shall request concerning any such Disqualifying Disposition.

            9.1 DISQUALIFYING DISPOSITION. A "Disqualifying Disposition" shall have the meaning specified in Section 421(b) of the Code or any successor provision; as of the date of adoption of these terms and conditions, a Disqualifying Disposition is any disposition (including any sale) of shares acquired upon exercise of an Incentive Stock Option before the later of (a) the second anniversary of the date of grant of the Option or (b) the first anniversary of the date on which the Holder acquired the shares by exercising the Option, provided that such holding period requirements terminate upon the death of the Holder.

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            9.2 FORFEITURE OF FAVORABLE TAX TREATMENT. If an Option qualifies as an Incentive Stock Option, the Holder acknowledges that the Holder will forfeit the favorable income tax treatment otherwise available with respect to the exercise of the Option if the Holder makes a Disqualifying Disposition of shares received upon exercise of the Option.

      Section 10. WITHHOLDING OF TAXES.

            10.1 UPON A DISQUALIFYING DISPOSITION. If the Company in its discretion determines that it is obligated to withhold tax with respect to a Disqualifying Disposition of shares of Common Stock received on exercise of an Option, the Holder agrees that the Company may withhold from the Holder's wages, or other amounts due to the Holder from the Company, the appropriate amount of federal, state or local withholding taxes attributable to such Disqualifying Disposition.

            10.2 UPON TREATMENT AS A NON-STATUTORY OPTION. If any portion of an Option is treated as a Non-Statutory Stock Option, the Holder hereby agrees that the Company may withhold from the Holder's wages, or other amounts due to the Holder from the Company, the appropriate amount of federal, state and local withholding taxes attributable to the Holder's exercise of such Non-Statutory Option.

            10.3 ELECTION AS TO METHOD OF SATISFYING WITHHOLDING OBLIGATION. At the Holder's election, the amount required to be withheld may be satisfied, in whole or in part, by (a) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of a Non-Statutory Option a number of shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due with respect to such exercise, or (b) transferring to the Company Mature Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

            10.4 AGREEMENT TO REIMBURSE COMPANY FOR WITHHOLDING OBLIGATION. The Holder further agrees that, if the Company does not withhold an amount from the Holder's wages sufficient to satisfy the Company's withholding obligation, the Holder will reimburse the Company on demand, in cash, for the amount underwithheld.

      Section 11. NOTICE. Any notice to be given to the Company under these terms and conditions shall be deemed sufficient if addressed to the Company and delivered by hand or by mail to the Treasurer of the Company, 30 Corporate Drive, Burlington, Massachusetts 01803 or such other address as the Company may hereafter designate.

      Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder or when deposited in the mail, postage prepaid, addressed to the Holder at the Holder's address furnished to the Company.

      Section 12. GOVERNMENT AND OTHER REGULATIONS. Each Option is subject to all laws, regulations and orders of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that the Holder will not exercise an Option nor will the Company be obligated to issue or sell any shares of stock thereunder if the exercise thereof or the issuance or sale of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law, regulation or order or any provision

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thereof. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance or sale of shares pursuant thereto to comply with any such law, regulation, order or provision.

      Section 13. LOCK-UP AGREEMENT. The Holder agrees that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Holder shall agree in writing that for a period of time not to exceed one hundred eighty (180) days from the effective date of any registration of securities of the Company the Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock issued pursuant to the exercise of any Option without the prior written consent of the Company or such underwriters, as the case may be.

      Section 14. GOVERNING LAW. These terms and conditions and all Options shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard for principles of conflicts of laws.

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